Exhibit 10.33

SIXTEENTH AMENDMENT

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

March 29, 2016

among

GOODRICH PETROLEUM COMPANY, L.L.C.,

as Borrower,

THE GUARANTORS PARTY HERETO,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

and

The Lenders Party Hereto

WELLS FARGO SECURITIES, LLC,

as Sole Lead Arranger and Bookrunner

SIXTEENTH AMENDMENT TO SECOND
AMENDED AND RESTATED CREDIT AGREEMENT

THIS SIXTEENTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Sixteenth Amendment”), dated as of March 29, 2016 is among GOODRICH PETROLEUM COMPANY, L.L.C., a Louisiana limited liability company (the “Borrower”); each of the undersigned Guarantors (collectively, the “Guarantors”); WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement (collectively, the “Lenders”); and the Lenders party hereto.

R E C I T A L S

A. The Borrower, the Administrative Agent and the Lenders are parties to that certain Second Amended and Restated Credit Agreement dated as of May 5, 2009, as amended by that certain First Amendment dated as of September 22, 2009, that certain Second Amendment dated as of October 29, 2010, that certain Third Amendment dated as of February 4, 2011, that certain Fourth Amendment dated as of February 25, 2011, that certain Fifth Amendment dated as of May 16, 2011, that certain Sixth Amendment dated as of October 31, 2011, that certain Seventh Amendment dated as of November 2, 2012, that certain Eighth Amendment dated as of March 13, 2013, that certain Ninth Amendment dated as of October 25, 2013, that certain Tenth Amendment dated as of May 19, 2014, that certain Eleventh Amendment effective as of June 30, 2014, that certain Twelfth Amendment effective as of September 30, 2014, that certain Thirteenth Amendment, dated as of February 26, 2015, that certain Fourteenth Amendment, dated as of October 1, 2015 and that certain Fifteenth Amendment to Second Amended and Restated Credit Agreement dated as of November 3, 2015 (as amended, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and other extensions of credit on behalf of the Borrower.

B. The Borrower, the Administrative Agent and the undersigned Lenders desire to amend certain provisions of the Credit Agreement and to make certain changes with respect to the Borrowing Base.

C. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Sixteenth Amendment.  Unless otherwise indicated, all article and section references in this Sixteenth Amendment refer to articles and sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.  Effective as of the Sixteenth Amendment Closing Date, the Credit Agreement is hereby amended as follows:

2.1. Agreement.  Notwithstanding anything to the contrary in Sections 2.01, 2.02 and 2.03 of the Credit Agreement, the Borrower agrees that it will not request any Borrowing or the issuance of any Letter of Credit before April 16, 2016, provided, however, that this provision shall not prevent the Borrower from renewing or extending (but not increasing the outstanding amount of) any Letter of Credit outstanding on the Sixteenth Amendment Closing Date, including in accordance with Section 2.08.

2.2. Amendment to Section 2.08(c).  Section 2.08(c) of the Credit Agreement is hereby amended and restated in its entirety to the following:

“(c)

Expiration Date.  Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension, but in no event later than the date referred to in the following clause (ii)), or (ii) the date that is five Business Days prior to the Maturity Date; provided that notwithstanding the foregoing, the expiry date of Letter of Credit No. ISO311750U in the face amount of $250,000 for the benefit of RLI Insurance Company can be extended to June 17, 2017.  For any Letter of Credit which extends beyond the Maturity Date, on the date which is three (3) months prior to such Maturity Date, the Borrower shall provide cash collateral to the relevant Issuing Bank in amount equal to 105% of the face amount of all such Letters of Credit then outstanding.”

2.3. Amendment to Section 6.02.  Section 6.02 of the Credit Agreement is hereby amended by adding the following sentence to the end of such section:

“Notwithstanding anything herein to the contrary, any renewal or extension of any Letter of Credit outstanding on the Sixteenth Amendment Closing Date occurring on or before the day that is 90 days after the Sixteenth Amendment Closing Date, shall not be subject to the conditions specified in Section 6.02(a), Section 6.02(b), and Section 6.02(c), nor shall such renewal or extension be deemed to constitute a representation or warranty by the Parent Guarantor or the Borrower as to the matters specified in Section 6.02(a), Section 6.02(b), and Section 6.02(c).”

2.4. Amendment of Annex I.  Annex I of the Credit Agreement is hereby amended and restated in its entirety to be in the form of Annex I to this Sixteenth Amendment.

Section 3. Conditions Precedent.  This Sixteenth Amendment shall not be deemed to be effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement) (the “Sixteenth Amendment Closing Date”):

3.1. The Administrative Agent shall have received from each of the Lenders, the Borrower and the Guarantors, counterparts (in such number as may be requested by Administrative Agent) of this Sixteenth Amendment signed on behalf of such Persons.

3.2. The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.

3.3. The Administrative Agent or its counsel shall have provided to the Borrower a good faith estimate (not binding and not a cap) of fees and expenses that are reasonably anticipated to be incurred by the Administrative Agent and its counsel and its financial advisor.

3.4. The Administrative Agent shall have received such documents as the Administrative Agent or special counsel to Administrative Agent may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Sixteenth Amendment to be closed when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 3 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement.  Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 4. Miscellaneous.

4.1. Confirmation.  The provisions of the Credit Agreement, as amended by this Sixteenth Amendment, shall remain in full force and effect following the effectiveness of this Sixteenth Amendment.

4.2. Ratification and Affirmation; Representations and Warranties.  The Borrower and each Guarantor hereby (a) acknowledges the terms of this Sixteenth Amendment and (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended or modified hereby.

4.3. Release.  The Borrower and each Guarantor, in consideration of the Administrative Agent’s and the undersigned Lenders’ execution and delivery of this Sixteenth Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, unconditionally, freely, voluntarily and, after consultation with counsel and becoming fully and adequately informed as to the relevant facts, circumstances and consequences, releases, waives and forever discharges (and further agrees not to allege, claim or pursue) any and all claims, rights, causes of action, counterclaims or defenses of any kind whatsoever, in contract, in tort, in law or in equity, whether known or unknown, direct or derivative, which the Borrower, any Guarantor or any predecessor, successor or assign might otherwise have or may have against the Administrative Agent, the Lenders, their present or former subsidiaries and affiliates or any of the foregoing’s officers, directors, employees, attorneys or other representatives or agents in each case on account of any conduct, condition, act, omission, event, contract, liability, obligation, demand, covenant, promise, indebtedness, claim, right, cause of action, suit, damage, defense, circumstance or matter of any kind whatsoever which existed, arose or occurred at any time prior to the Sixteenth Amendment Closing Date relating to the Loan Documents, this Sixteenth Amendment and/or the transactions contemplated thereby or hereby.  The foregoing release shall survive the termination of the Loan Documents and this Sixteenth Amendment.

4.4. Loan Document.  This Sixteenth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.5. Counterparts.  This Sixteenth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this Sixteenth Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

4.6. NO ORAL AGREEMENT.  THIS SIXTEENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.7. GOVERNING LAW.  THIS SIXTEENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Sixteenth Amendment to be duly executed as of the date first written above.

BORROWER:	GOODRICH PETROLEUM COMPANY, L.L.C.

	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Senior Vice President, General Counsel and Corporate Secretary

GUARANTOR:	GOODRICH PETROLEUM CORPORATION

	By:	/s/ Michael J. Killelea
	Name:	Michael J. Killelea
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Signature Page to Sixteenth Amendment to Second A&R Credit Agreement

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and as a Lender

	By:	/s/ Stephanie Harrell
	Name:	Stephanie Harrell
	Title:	Vice President

Signature Page to Sixteenth Amendment to Second A&R Credit Agreement

LENDER:	BANK OF MONTREAL, as a Lender

	By:	/s/ Jason M. Clary
	Name:	Jason M. Clary
	Title:	Managing Director

Signature Page to Sixteenth Amendment to Second A&R Credit Agreement

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Les Werme
	Name:	Les Werme
	Title:	Director

Signature Page to Sixteenth Amendment to Second A&R Credit Agreement

LENDER:	JPMORGAN CHASE. BANK, N.A., as a Lender

	By:	/s/ Darren Vanek
	Name:	Darren Vanek
	Title:	Executive Director

Signature Page to Sixteenth Amendment to Second A&R Credit Agreement

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	/s/ Victor Cruz
	Name:	Victor Cruz
	Title:	Assistant Vice President

Signature Page to Sixteenth Amendment to Second A&R Credit Agreement

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Evan Swann, Jr.
	Name:	Evan Swann, Jr.
	Title:	Authorized Signatory

Signature Page to Sixteenth Amendment to Second A&R Credit Agreement

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ Alan Dawson
	Name:	Alan Dawson
	Title:	Director

Signature Page to Sixteenth Amendment to Second A&R Credit Agreement

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Aggregate Maximum Credit Amounts

Name of Lender	Maximum Credit Amount	Applicable Percentage
Wells Fargo Bank, N.A.	8,363,055.58	20.7778%
Bank of Montreal	5,858,611.11	14.5556%
Compass Bank	5,858,611.11	14.5556%
JP Morgan Chase Bank, NA	5,858,611.11	14.5556%
Royal Bank of Canada	5,366,666.66	13.3333%
Bank of America, N.A.	5,366,666.66	13.3333%
The Bank of Nova Scotia	3,577,777.77	8.8889%
TOTAL	40,250,000.00	100.0000%

Annex I